UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 17, 2002 (July 2, 2002)


                          Altair Nanotechnologies Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Province of
       Ontario,
        Canada                       1-12497                       None
   ----------------           ---------------------         -------------------
   (State or other            (Commission File No.)            (IRS Employer
     jurisdiction                                           Identification No.)
  of incorporation)

                         1725 Sheridan Avenue, Suite 140
                               Cody, Wyoming 82414
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (307) 587-8245


                            Altair International Inc.
                -------------------------------------------------
                   (Former Name, if Changed Since Last Report)

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




Item 5.  Other Events

Name Change
-----------

         The name of our company (the "Company") has changed from "Altair International Inc." to "Altair Nanotechnologies Inc." The trading symbol for our common shares has not changed, and continues to be "ALTI." The purpose of the name change was to reflect our strategy of focusing our business on the supply of nanomaterials and to reflect the our position in the nanotechnology sector. A copy of the Articles of Continuance (the "Articles") effecting the name change is attached hereto as Exhibit 3.1

Change of Jurisdiction of Incorporation, Articles and Bylaws.

         In addition to changing the name of the Company, the Articles, together with the new corporate Bylaw, a copy of which is attached hereto as Exhibit 3.2, have the following effects:

o        Continuing  (i.e.   redomesticating)  the  Company  from  the  Business
         Corporation Act (Ontario) to Canada's federal corporate statute, called the Canada Business Corporations Act,

o authorizing the directors to appoint one or more additional directors between meetings of shareholders to hold office for a term expiring until not later than the next annual meeting of shareholders, provided that the total number of directors so appointed may not exceed one third of the number of directors elected at the previous annual meeting of shareholders

o authorizing the Company to have meetings of shareholders outside of Canada in the State of Nevada, and

o authorizing the board of directors from time to time and in such amounts and on such terms as it deems expedient, to: (i) borrow money on the credit of the Company; (ii) issue, sell or pledge debt obligations (including bonds, debentures, notes or other similar obligations, secured or unsecured) of the Company; and (iii) charge, mortgage, hypothecate or pledge all of any of the currently owned or subsequently acquired real or personal, movable or immovable, property of the Company, including book debts, rights, powers, franchises and undertaking, to secure any debt obligations or any money borrowed, or other debt or liability of the Company.

         Purpose and Effect of Continuance. The effect of the continuance (the "Continuance"), which would be called a "redomestication" under most corporate statutes in the United States, was to cause the Company to be governed by Canada's federal corporate statute, called the Canada Business Corporations Act (the "Canadian Corporate Code"), rather than the corporate statute of the province of Ontario, being the Business Corporations Act (Ontario) (the "Ontario Corporate Code"). We effected the Continuance because our business is increasingly being conducted on an international basis, and operating as a Canadian federal company will be more consistent with our international focus. Moreover, a minimum of 25% of the directors of a company incorporated under the Canadian Corporate Code must be resident Canadians whereas 50% of the directors of a company incorporated under the Ontario Corporate Code must be resident Canadians. Thus, the Canadian Corporate Code's residency requirements will increase the number of qualified nominees for the board from which the Company may draw.

         Purpose and Effect of Authorization of the Directors Respecting Appointments to the Board. Since 1988, our directors have been authorized to determine the size of the board of directors of the Company (the "Board") within the range set forth in the Articles, pursuant to a special resolution of the shareholders passed June 27, 1988. Such special resolution did not continue to apply following the continuance of the Company to the Canadian Corporate Code. In order for the Board to continue to have the right to determine the size of the Board, within the specified range, an authorizing provision was required to appear directly in the Articles.
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

         Purpose of Providing for Meetings Outside of Canada. Under the Canadian Corporate Code, a corporation may hold meetings of shareholders outside of Canada if the place of the meetings is specified in its Articles. This was not permitted by the Ontario Corporate Code. The new Articles provide that meetings of shareholders may take place in the State of Nevada. As a majority of the Company's employees and officers are located in Nevada and a large number of shareholders of the Company are resident outside of Canada, we expect that holding meetings in the State of Nevada will be more efficient from both a cost and timing perspective.

         Purpose of Authorizing Directors to Conduct Certain Financial Matters. Under the Ontario Corporate Code, the Board is automatically authorized to, among other things, borrow money on the credit of the Company, issue or pledge debt obligations or charge or mortgage property of the Company under the Company's by-laws. For a company subject to the Canadian Corporate Code, authority to take such actions must be expressly set forth in its articles if such authority is to be effective in all Canadian jurisdictions. Accordingly, in order to preserve the Board's authority to (i) borrow money on the credit of the Company; (i) issue, sell or pledge debt obligations (including bonds, debentures, notes or other similar obligations, secured or unsecured) of the Company; and (iii) charge, mortgage, hypothecate or pledge all of any of the currently owned or subsequently acquired real or personal, movable or immovable, property of the Company, including book debts, rights, powers, franchises and undertaking, to secure any debt obligations or any money borrowed, or other debt or liability of the Company, the Articles include provisions granting the Board such authority.

         Rights of Shareholders under the Canadian Corporate Code. We believe that, except as described in this Current Report on Form 8-K, the Canadian Corporate Code provides to shareholders substantively the same rights as are available to shareholders under the Ontario Corporate Code, including the right of dissent and appraisal and the right to bring derivative actions and oppression actions. The Canadian Corporate Code is consistent with the corporate legislation in most other Canadian jurisdictions, and management of the Company does not consider there to be any material difference in the respective rights of shareholders thereunder with respect to the transactions described herein other than permitting the Company to have meetings of shareholders outside of Canada.

Description of Our Common Shares
--------------------------------

         In connection with reporting the Continuance, the Company desires to update the description of its capital stock contained in its Amendment No. 3 to Form 10 on Form 10-/A filed with the SEC on March 13, 1997 (the "Form 10"). Accordingly, the information set forth in Item 11. "Description of the Registrants Securities to be Registered" in the Form 10 is hereby amended, restated and superseded by the following:

         The Articles authorize the issuance of an unlimited number of common shares, which do not have par value. As of July 15, 2002, there were 24,633,791common shares issued and outstanding and held by approximately 500 registered holders of the Company. Holders of common shares are entitled to one vote per share on all matters to be voted on by shareholders of the Company. There is no cumulative voting with respect to the election of directors. The holders of common shares are entitled to receive dividends, if any, as may be declared from time to time by the Company's Board of Directors in its discretion from funds legally available therefor. Upon liquidation, dissolution or winding up of the Company, the holders of common shares are entitled to receive ratably any assets available for distribution to shareholders. The common shares have no preemptive or other subscription rights, and there are no conversion rights or redemption or sinking fund provisions with respect to such shares. All of the outstanding common shares are fully paid and nonassessable.

      As of July 15, 2002, the Company had issued and outstanding options to acquire 3,941,700 common shares issued pursuant to its options plans and had issued and outstanding warrants to purchase 4,898,338 common shares issued in various series.

         Neither the Articles nor the Bylaws of the Company contains any provision that would delay, defer or prevent a change in control of the Company. The Company has, however, adopted Shareholders Rights Plan Agreement dated November 27, 1998, amended and restated by the Amended and Restated Shareholder Rights Plan Agreement dated October 15, 1999 (the "Rights Agreement"), between the Company and Equity Transfer Services, Inc. (the "Rights Agent").
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

         Pursuant to the Rights Agreement, on November 27, 1998 (the "Record Date"), the Board authorized and declared a distribution of one right (a "Right") with respect to each common share of the Company issued and outstanding as of the Record Date and each common share issued thereafter prior to the Expiration Time (as defined below). The Rights are subject to the terms and conditions of the Rights Agreement, a copy of which is attached as an Exhibit
10.1 to the Current Report on Form 8-K filed with the SEC on November 18, 1999. A copy of the Rights Agreement is also available upon written request to the Company. Because it is a summary, the following description of the Rights and the Rights Agreement necessarily omits certain terms, exceptions, or qualifications to the affirmative statements made therein. The reader is advised to review the entire Rights Agreement prior to making any investment decision.

Certain Key Terms of the Rights Prior to Flip-In Date.

         Prior to the date a transaction or event occurs by which a person (an "Acquiring Person") becomes the owner of 15% or more of the outstanding common shares and other shares entitled to vote for the election of directors ("Voting Shares") of the Company (a "Flip-in Event"), each Right shall entitle the holder thereof to purchase one-half common share for the price of $20 (the "Exercise Price") (which Exercise Price and number are subject to adjustment as set forth in the Rights Agreement). Notwithstanding the foregoing, no Right shall be exercisable prior to the "Commencement Date." The "Commencement Date" is the close of business on the eighth business day after the earlier of (a) the date of a public announcement or disclosure by the Company or an Acquiring Person of facts indicating that a person has become an Acquiring Person, or (b) the date of commencement of, or first public announcement of, the intent of any person to commence a bid for a number of Voting Shares that would give the bidder beneficial ownership of 15% of more of the issued and outstanding Voting Shares (a "Take-over Bid").

Certain Key Terms of the Rights Following Flip-In Date.

         Section 3.1 of the Rights Agreement (the "Conversion Provision") provides that, subject to certain exceptions, upon the occurrence of a Flip-in Event, each Right shall be a adjusted so as to constitute a right to purchase from the Company for the Exercise Price a number of common shares having an aggregate "Market Price" of four times the Exercise Price. The "Market Price" is determined by averaging the closing price of the common shares on the primary exchange for the common shares for the 20 trading days preceding the date of determination. In addition, upon the occurrence of any Flip-in Event (which is not subsequently deemed not to have occurred under the Rights Agreement), any Rights owned by the Acquiring Person, its affiliates, or certain assignees become null and void. Any Rights certificate subsequently issued upon transfer, exchange, replacement, adjustment, or otherwise with respect to common shares owned by any of the foregoing persons shall bear a legend indicating the extent to which such Rights are void. Rights held by the Company or its subsidiaries are also void.

Exceptions, Redemption and Waiver.

         The definitions of "Flip-in Event" and certain related terms are subject to exceptions, certain of which are summarized below. Nevertheless, to understand each such exception and how they may interrelate, the reader is advised to review the Rights Agreement. Despite a person's acquisition of 15% or more of the Voting Shares, a Flip-in Event shall be deemed not to have occurred or shall have no effect if:

         (i) the Acquiring Person is the Company or an entity controlled by the Company;

         (ii) the Acquiring Person is an underwriter who becomes the beneficial owner of 15% or more Voting Shares in connection with a distribution of securities pursuant to an underwriting agreement with the Company;

         (iii) the transaction by which the person becomes an Acquiring Person is a "Voting Share Reduction," which is an acquisition or redemption of Voting Shares by the Company which, by reducing the number of outstanding common shares, has the incidental effect of increasing the acquiring person's ownership percentage;

         (iv) the transaction by which the person becomes an Acquiring Person is an acquisition with respect to which the Board has waived the Conversion Provision because:

                  (a) the Board has determined prior to the Commencement Date that a person became an Acquiring Person by inadvertence and, within 10 days of such determination, such person has reduced its beneficial ownership of common shares so as not to be an Acquiring Person;

                  (b) the Board acting in good faith has determined, prior to the occurrence of a Flip-in Event, to waive application of the Conversion Provision (a "Discretionary Waiver");

                  (c) the Board determines within a specified time period to waive application of the Conversion Provision to a Flip-in Event, provided that the Acquiring Person has reduced, or agreed to reduce, its beneficial ownership of Voting Shares to less than 15% of the outstanding issue of Voting Shares (a "Waiver Following Withdrawal").

         (v) the acquisition by which the person becomes an Acquiring Person is an acquisition pursuant to (a) a dividend reinvestment plan or share purchase plan made available to all holders of Voting Shares; (b) a stock dividend, stock split or similar event pursuant to which the Acquiring Person receives common shares on pro rata basis with all members of the same class or series; (c) the acquisition or exercise of rights to purchase Voting Shares distributed to all holders of Voting Shares; (d) a distribution of Voting Shares or securities convertible into Voting Shares offered pursuant to a prospectus or by way of a private placement, provided the Acquiring Person does not thereby acquire a greater percentage of the Voting Shares or convertible securities offered than the person's percentage of voting shares beneficially owned immediately prior to such acquisition.

         In addition, (i) when a Take-over Bid is withdrawn or otherwise terminated after the Commencement Date has occurred, but prior to the occurrence of a Flip-in Date, or (ii) if the Board grants a Waiver Following Withdrawal, the Board may elect to redeem all outstanding Rights at the price of Cdn. $.0000001 per Right (as adjusted) (the "Redemption Price"). Upon the Rights being redeemed pursuant to the foregoing provision, all provisions of the Rights Agreement shall continue to apply as if the Commencement Date had not occurred, and the Company shall be deemed to have issued replacement rights to the holders of its then outstanding common shares.

         In addition, the Board may, at any time prior to the first date of public announcement or disclosure by the Company or Acquiring Person of facts indicating that a person has become an Acquiring Person (the "Announcement Date") elect to redeem all, but not less than all, of the then outstanding Rights at the Redemption Price ("Discretionary Redemption"). Moreover, in the event a person acquires Voting Shares pursuant to a Discretionary Waiver, the Board shall be deemed to have elected to redeem the Rights at the Redemption Price ("Deemed Redemption"). Within 10 days after the Board elects, or is deemed to have elected, to redeem the Rights, the Board shall give notice of redemption to the holders of the then outstanding Rights and, in such notice, described the method of payment by which the redemption price will be paid. The rights of any person under the Rights Agreement or any Right, except rights to receive cash or other property that have already accrued, shall terminate on the date of a Discretionary Redemption or a Deemed Redemption (the "Expiration Time").

Exercise of the Rights.

           The Rights shall not be exercisable prior to the Commencement Date. Until the Commencement Date, each Right shall be evidenced by the certificate for the associated common share and will be transferable only together with, and will be transferred by the transfer of, its associated common share. New common share certificates issued after the effective date of the Rights Agreement will contain a legend incorporating the Rights Agreement by reference. Certificates issued and outstanding at the effective date of the Rights Agreement shall evidence one Right for each common share evidenced thereby, notwithstanding the absence of a legend incorporating the Rights Agreement, until the earlier of the Commencement Date or the Expiration Time. Each common share issued for new value after the effective date of the Rights Agreement, but prior to the Expiration Time, shall automatically have one new Right associated with it and shall bear the appropriate legend.

         From and after the Commencement Date, the Rights may be exercised, and the registration and transfer of the Rights shall be separate from and independent of the common shares. Following the Commencement Date, the Company shall mail to each holder of common shares as of the Commencement Date, or such holder's nominee, a Rights Certificate representing the number of Rights held by such holder at the Commencement Date and a disclosure statement describing the Rights.

         Rights may be exercised in whole or in part on any business day after the Commencement Date and prior to the Expiration Time by submitting to the Rights Certificate, an election to exercise, and payment of the sum equal to the Exercise Price multiplied by the number of Rights being exercised. Upon receipt of such materials, the Rights Agent will promptly deliver certificates representing the appropriate number of common shares to the registered holder of the relevant Rights Certificate and, if not all Rights were exercised, issue a new Rights Certificate evidencing the remaining unexercised Rights.

         The foregoing descriptions do not purport to be complete and are qualified by reference to the definitive Rights Agreement.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.


  Exhibit No.                         Exhibit          Incorporated by Reference/ Filed Herewith
----------------    -----------------------------   ------------------------------------------------

            3.1     Articles of Continuance         Filed herewith.


            4.2     Bylaw No. 1                     Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                 Altair Nanotechnologies Inc.


July 17, 2002             By: /s/ William P. Long
  Date                        ------------------------------------------------
                                  Dr. William P. Long, Chief Executive Officer


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